UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

Form 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 19, 2021

Capstar Special Purpose Acquisition Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39362	84-4730610
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

405 West 14th Street, Austin, TX 78701

(Address of Principal Executive Offices) (Zip Code)

(512) 340-7800

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Warrant	CPSR.U	The New York Stock Exchange
Class A Common Stock, par value $0.0001 per share	CPSR	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	CPSR WS	The New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                                 Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01          Entry Into A Material Definitive Agreement.

Business Combination Agreement

On July 19, 2021, Capstar Special Purpose Acquisition Corp., a Delaware corporation (“CPSR”), entered into a Business Combination Agreement (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), by and among CPSR, CPSR Gelesis Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of CPSR (“Merger Sub”) and Gelesis, Inc., a Delaware corporation (“Gelesis”).

The Business Combination Agreement and the transactions contemplated thereby were approved by the board of directors of each of CPSR and Gelesis.

The Business Combination

The Business Combination Agreement provides for, among other things, that Merger Sub will merge with and into Gelesis, with Gelesis as the surviving company in the merger and, after giving effect to such merger, Gelesis shall be a wholly-owned subsidiary of CPSR (the “Merger”). In addition, CPSR will be renamed Gelesis Holdings, Inc. The Merger and the other transactions contemplated by the Business Combination Agreement are hereinafter referred to as the “Business Combination”. Other capitalized terms used, but not defined herein, shall have the meanings given to such terms in the Business Combination Agreement.

In accordance with the terms and subject to the conditions of the Business Combination Agreement, at the Effective Time, (i) each share of Gelesis outstanding as of immediately prior to the Effective Time will be exchanged for shares of CPSR common stock, par value $0.0001 per share (“CPSR Shares”) based on an implied Gelesis equity value of $900,000,000; (ii) all vested and unvested stock options of Gelesis will be assumed by CPSR and thereafter be settled or exercisable for CPSR Shares, as applicable, determined based on the same implied Gelesis equity value described in clause (i); (iii) each warrant of Gelesis will be canceled in exchange for a warrant to purchase shares of CPSR determined based on the same implied Gelesis equity value described in clause (i); and (iv) each share of CPSR Class A common stock, par value $0.0001 per share (the “CPSR Class A Common Stock”) and each share of CPSR Class B common stock, par value $0.0001 per share (the “CPSR Class B Common Stock”) that is issued and outstanding immediately prior to the Effective Time shall become one CPSR Share following the consummation of the Business Combination. In addition, each holder of shares of Gelesis common stock, options and warrants will receive its pro rata portion of 15,000,000 restricted earn out CPSR Shares, which will vest (in part) in equal thirds if the trading price of CPSR Shares is greater than or equal to $12.50, $15.00 and $17.50, respectively, for any 20 trading days within any 30-trading day period on or prior to the date that is five years following the Effective Time (the “Earn Out Period”) and will also vest in connection with any Change of Control Transaction with respect to CPSR if the applicable thresholds are met in such Change of Control Transaction during the Earn Out Period.

The Business Combination is expected to close in the fourth quarter of 2021, following the receipt of the required approval by CPSR’s stockholders and the fulfillment of other customary closing conditions.

Representations and Warranties; Covenants

The parties to the Business Combination Agreement have agreed to customary representations and warranties for transactions of this type. In addition, the parties to the Business Combination Agreement agreed to be bound by certain customary covenants for transactions of this type, including, among others, covenants with respect to the conduct of Gelesis and its subsidiaries during the period between execution of the Business Combination Agreement and the Closing. Each of the parties to the Business Combination Agreement has agreed to use its reasonable best efforts to cause all actions and things necessary to consummate and expeditiously implement the Business Combination.

Conditions to Each Party’s Obligations

Under the Business Combination Agreement, the obligations of the parties to consummate the Merger are subject to the satisfaction or waiver of certain customary closing conditions of the respective parties, including, without limitation: (i) the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the rules and regulations promulgated thereunder relating to the Business Combination having been expired or been terminated and any other required regulatory approvals applicable to the transactions contemplated by the Business Combination Agreement having been obtained; (ii) Gelesis shall have obtained the requisite written consent of its stockholders; (iii) no order or law issued by any court of competent jurisdiction or other governmental entity or other legal restraint or prohibition preventing the consummation of the transactions contemplated by the Business Combination being in effect; (iv) the registration statement/proxy statement to be filed by CPSR relating to the Business Combination Agreement and the Merger becoming effective in accordance with the provisions of the Securities Act of 1933, as amended (the “Securities Act”), no stop order being issued by Securities and Exchange Commission (the “SEC”) and remaining in effect with respect to the registration statement/proxy statement to be filed by CPSR relating to the Business Combination Agreement and the Merger, and no proceeding seeking such a stop order being threatened or initiated by the SEC and remaining pending; (v) CPSR’s initial listing application with the New York Stock Exchange (the “NYSE”) in connection with the transactions contemplated by the Business Combination Agreement having been approved; (vi) CPSR has not redeemed CPSR Class A Common Stock in an amount that would cause CPSR to have net tangible assets in its trust account of less than $5,000,001 (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) immediately after the Effective Time of the Business Combination; (vii) the CPSR Board consisting of the number of directors, and comprising the individuals, determined pursuant to the Business Combination Agreement; (viii) the approval and adoption of the Business Combination Agreement and transactions contemplated thereby by requisite vote of CPSR’s stockholders (the “Required CPSR Stockholder Vote”); (ix) the absence of a Company Material Adverse Effect since the date of the Business Combination Agreement that is continuing; and (x) the total cash of CPSR at the Effective Time, after giving effect to the PIPE Financing (described below) and including the funds remaining in the CPSR Trust Account after giving effect to CPSR stockholder redemptions, but prior to the payment of transaction expenses and any unpaid or contingent liabilities of CPSR, not being less than $105 million.

Termination

The Business Combination Agreement may be terminated under certain customary and limited circumstances at any time prior to the Closing, including, without limitation, (i) by the mutual written consent of CPSR and Gelesis; (ii) by CPSR, subject to certain exceptions, if any of the representations or warranties made by Gelesis are not true and correct or if Gelesis fails to perform any of its respective covenants or agreements under the Business Combination Agreement (including an obligation to consummate the Closing) such that certain conditions to the obligations of CPSR, could not be satisfied and the breach (or breaches) of such representations or warranties or failure (or failures) to perform such covenants or agreements is (or are) not cured or cannot be cured within the earlier of (A) thirty (30) days after written notice thereof, and (B) January 18, 2022 (the “Termination Date”); (iii) by Gelesis, subject to certain exceptions, if any of the representations or warranties made by the CPSR Parties are not true and correct or if any CPSR Party fails to perform any of its covenants or agreements under the Business Combination Agreement (including an obligation to consummate the Closing) such that the condition to the obligations of Gelesis, as could not be satisfied and the breach (or breaches) of such representations or warranties or failure (or failures) to perform such covenants or agreements is (or are) not cured or cannot be cured within the earlier of (A) thirty (30) days after written notice thereof, and (B) the Termination Date; (iv) by either CPSR or Gelesis, if the transactions contemplated by the Business Combination Agreement are not consummated on or prior to the Termination Date, unless the breach of any covenants or obligations under the Business Combination Agreement by the party seeking to terminate proximately caused the failure to consummate the transactions contemplated by the Business Combination Agreement; (v) by either CPSR or Gelesis, if (A) any governmental entity shall have issued an order or taken any other action permanently enjoining, restraining or otherwise prohibiting the transactions contemplated by the Business Combination Agreement and such order or other action shall have become final and nonappealable; or (B) if the Required CPSR Stockholder Vote is not obtained; and (vi) by CPSR, if Gelesis does not deliver, or cause to be delivered to CPSR, the Gelesis stockholder written consent or the Gelesis Stockholder Transaction Support Agreements when required under the Business Combination Agreement.

If the Business Combination Agreement is validly terminated, none of the parties to the Business Combination Agreement will have any liability or any further obligation under the Business Combination Agreement other than customary confidentiality obligations, except in the case of a Willful Breach of any covenant or agreement under the Business Combination Agreement or Fraud.

A copy of the Business Combination Agreement will be filed as an Amendment on Form 8-K/A to this Current Report within four (4) business days of the date hereof as Exhibit 2.1 (the terms of which are incorporated herein by reference) and the foregoing description of the Business Combination Agreement is qualified in its entirety by reference thereto.

The Business Combination Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of the Business Combination Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The representations, warranties and covenants in the Business Combination Agreement are also modified in important part by the underlying disclosure schedules which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable to stockholders and were used for the purpose of allocating risk among the parties rather than establishing matters as facts. CPSR does not believe that these schedules contain information that is material to an investment decision.

Other Agreements

Sponsor Letter Agreement

Concurrently with the execution of the Business Combination Agreement, Capstar Sponsor Group LLC, a Delaware limited liability company (the “Sponsor”), certain affiliates of the Sponsor and Gelesis entered into the Sponsor Letter Agreement (the “Sponsor Letter Agreement”), pursuant to which (x) such affiliates of the Sponsor have agreed to, among other things, (i) vote in favor of the Business Combination Agreement and the transactions contemplated thereby (including the Business Combination), (ii) waive any adjustment to the conversion ratio set forth in the governing documents of CPSR or any other anti-dilution or similar protection with respect to the shares of CPSR Class B Common Stock (whether resulting from the transactions contemplated by the Subscription Agreements (as defined below) or otherwise), such that the shares of CPSR Class B Common Stock will convert into CPSR Shares at the Closing on a one-to-one basis, (iii) be bound by certain other covenants and agreements related to the Business Combination and (iv) be bound by certain transfer restrictions with respect to his, her or its shares in CPSR prior to the closing of the Business Combination and (y) the Sponsor will subject certain of the shares of CPSR Class B Common Stock and warrants to purchase CPSR Class A Common Stock currently held by it to certain vesting conditions and potential forfeiture as follows: (A) the shares subject to the vesting conditions and potential forfeiture will vest (in part, and no longer be subject to forfeiture) in equal thirds if the trading price of CPSR Shares is greater than or equal to $12.50, $15.00 and $17.50, respectively, for any 20 trading days within any 30-trading day period on or prior to the date that is five years following the closing date (the “Sponsor Vesting Period”) and will also vest in connection with any Capstar Sale (as defined in the Sponsor Letter Agreement) if the applicable thresholds are met in such Capstar Sale during the Sponsor Vesting Period and (B) the warrants subject to the vesting conditions and potential forfeiture (the number of which warrants will be prorated to reflect the proportionate amount of CPSR stockholder redemptions) will vest (and no longer be subject to forfeiture) at such time during the Sponsor Vesting Period as (i) if the trading price of CPSR Shares is greater than or equal to $20.00 for any 20 trading days within any 30-trading day period or (ii) there is a Capstar Sale in which the sale price for the acquisition of the CPSR Shares is greater than or equal to $20.00, in each case, during the Sponsor Vesting Period and, in each case, on the terms and subject to the conditions set forth in the Sponsor Letter Agreement.

The foregoing description of the Sponsor Letter Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Sponsor Letter Agreement, a form of which is attached as Exhibit A (the terms of which are incorporated herein by reference) to the Business Combination Agreement.

PIPE Financing (Private Placement)

Concurrently with the execution of the Business Combination Agreement, CPSR has entered into the Subscription Agreements (the “Subscription Agreements”) with each of the PIPE Investors (as defined in the Business Combination Agreement), pursuant to which the PIPE Investors have agreed to subscribe for and purchase, and CPSR has agreed to issue and sell to the PIPE Investors, an aggregate of up to 10,000,000 shares of CPSR Class A Common Stock at a price of $10.00 per share, for aggregate gross proceeds of up to $100 million, subject to the terms and conditions of the Subscription Agreements and the other agreements with the PIPE Investors (the “PIPE Financing”). Affiliates of the Sponsor will fund $35 million in the PIPE Financing. The shares of CPSR Class A Common Stock to be issued pursuant to the Subscription Agreements will not be registered under the Securities Act when issued. Such shares of CPSR Class A Common Stock to be issued pursuant to the Subscription Agreements will be issued in reliance upon the exemption provided in Section 4(a)(2) of the Securities Act. CPSR has granted the PIPE Investors certain registration rights in connection with the PIPE Financing. The consummation of the PIPE Financing is contingent upon, among other things, the closing of the Business Combination.

The foregoing description of the Subscription Agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the Subscription Agreements, a form of which is attached as Exhibit B (the terms of which are incorporated herein by reference) to the Business Combination Agreement.

Gelesis Stockholder Transaction Support Agreements

Promptly after signing of the Business Combination Agreement, each “Company Stockholder” listed on Schedule I attached to the Business Agreement (collectively, the “Supporting Gelesis Stockholders”) shall duly execute and deliver to CPSR a transaction support agreement (collectively, the “Gelesis Stockholder Transaction Support Agreements”), pursuant to which, among other things, each such Supporting Gelesis Stockholder would agree to, (a) support and vote in favor of the Business Combination Agreement, the Ancillary Documents to which Gelesis is or will be a party and the transactions contemplated hereby and thereby (including the Merger), and (b) take, or cause to be taken, any actions necessary or advisable to cause certain agreements to be terminated effective as of the Closing (as defined in the Business Combination Agreement).

The foregoing description of the Gelesis Stockholder Transaction Support Agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the Gelesis Stockholder Transaction Support Agreements, a form of which is attached as Exhibit C (the terms of which are incorporated herein by reference) to the Business Combination Agreement.

Amended and Restated Registration and Stockholder Rights Agreement

The Business Combination Agreement contemplates that, at the Closing, CPSR, the Sponsor, certain former directors of CPSR, and certain Gelesis stockholders will enter into an Amended and Restated Registration and Stockholder Rights Agreement (the “Registration Rights Agreement”), pursuant to which CPSR will agree to register for resale, pursuant to Rule 415 under the Securities Act, certain shares of CPSR common stock and other equity securities of CPSR that are held by the parties thereto from time to time. In addition, the Registration Rights Agreement provides that (i) the Sponsor will agree not to effect any sale or distribution of CPSR equity securities during the 12-month lock-up period described therein, provided that this lock-up period will immediately expire if the closing sale price of the CPSR Shares is greater than or equal to $12.00 for any 20 trading days within any 30-trading day period following the 150th day after the closing and (ii) the other parties to the Registration Rights Agreement will also agree not to effect any sale or distribution of CPSR equity securities during a 180-day lock-up period described therein.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Registration Rights Agreement, a form of which is attached as Exhibit D (the terms of which are incorporated herein by reference) to the Business Combination Agreement.

Item 3.02          Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein. The shares of CPSR Class A common stock to be offered and sold in connection with the PIPE Financing will not be registered under the Securities Act in reliance upon the exemption provided in Section 4(a)(2) thereof.

Item 7.01          Regulation FD Disclosure.

On July 19, 2021, CPSR and Gelesis issued a press release announcing their entry into the Business Combination Agreement. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Furnished as Exhibit 99.2 hereto and incorporated into this Item 7.01 by reference is the investor presentation that CPSR and Gelesis have prepared for use in connection with the announcement of the Business Combination.

The foregoing (including Exhibits 99.1 and 99.2) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Additional Information

In connection with the Business Combination, CPSR intends to file with the SEC a Registration Statement on Form S-4 (the “Registration Statement”), which will include a preliminary prospectus and preliminary proxy statement. CPSR will mail a definitive proxy statement/final prospectus and other relevant documents to its stockholders. This communication is not a substitute for the Registration Statement, the definitive proxy statement/final prospectus or any other document that CPSR will send to its stockholders in connection with the Business Combination. Investors and security holders of CPSR are advised to read, when available, the proxy statement/prospectus in connection with CPSR’s solicitation of proxies for its special meeting of stockholders to be held to approve the Business Combination (and related matters) because the proxy statement/prospectus will contain important information about the Business Combination and the parties to the Business Combination. The definitive proxy statement/final prospectus will be mailed to stockholders of CPSR as of a record date to be established for voting on the Business Combination. Stockholders will also be able to obtain copies of the proxy statement/prospectus, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: Capstar Special Purpose Acquisition Corp., Attention: R. Steven Hicks, Chief Executive Officer, 405 West 14th Street, Austin, TX 78701.

Participants in the Solicitation

CPSR, Gelesis and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of CPSR’s stockholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of CPSR’s directors and officers in CPSR’s filings with the SEC, including the Registration Statement to be filed with the SEC by CPSR, which will include the proxy statement of CPSR for the Business Combination, and such information and names of Gelesis’s directors and executive officers will also be in the Registration Statement to be filed with the SEC by CPSR, which will include the proxy statement of CPSR for the Business Combination.

Forward Looking Statements

Certain statements made herein that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding future events, the Business Combination between CPSR and Gelesis, the estimated or anticipated future results and benefits of the combined company following the Business Combination, including the likelihood and ability of the parties to successfully consummate the Business Combination, future opportunities for the combined company, and other statements that are not historical facts. These statements are based on the current expectations of CPSR’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on, by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of CPSR and Gelesis. These statements are subject to a number of risks and uncertainties regarding CPSR’s businesses and the Business Combination, and actual results may differ materially. These risks and uncertainties include, but are not limited to, (i) the size, demand and growth potential of the markets for Plenity®, Gelesis’ other product candidates and its ability to serve those markets; (ii) the degree of market acceptance and adoption of Gelesis’ products; (iii) Gelesis’ ability to develop innovative products and compete with other companies engaged in the weight loss industry; (iv) Gelesis’ ability to complete successfully the full commercial launch of Plenity® and its growth plans, including new possible indications and the clinical data from ongoing and future studies about liver and other diseases; (v) the inability of the parties to successfully or timely consummate the Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Business Combination or that the approval of the stockholders of CPSR is not obtained; (vi) the inability of Gelesis to obtain secured financing from Kennedy Lewis Investment Management LLC; (vii) failure to realize the anticipated benefits of the Business Combination, including as a result of a delay or difficulty in integrating the businesses of CPSR and Gelesis; (viii) the amount of redemption requests made by CPSR stockholders; (ix) the ability of CPSR or the combined company to issue equity or equity-linked securities or obtain debt financing in connection with the proposed Business Combination or in the future; (x) the outcome of any legal proceedings that may be instituted against CPSR, Gelesis, the combined company or others following the announcement of the proposed Business Combination and any definitive agreements with respect thereto; (xi) the ability to meet stock exchange listing standards at or following the consummation of the proposed Business Combination; (xii) the risk that the proposed Business Combination disrupts current plans and operations of Gelesis as a result of the announcement and consummation of the proposed Business Combination, and as a result of the post-transaction company being a publicly listed issuer; (xiii) the regulatory pathway for Gelesis’ products and responses from regulators, including the FDA and similar regulators outside of the United States, (xiv) the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain Gelesis’ management and key employees; (xv) costs related to the proposed Business Combination, including costs associated with the post-transaction company being a publicly listed issuer; (xiv) changes in applicable laws or regulations; (xvi) the possibility that Gelesis or the combined company may be adversely affected by other economic, business, regulatory and/or competitive factors; (xvii) Gelesis’ estimates of expenses and profitability; (xviii) ongoing regulatory requirements, (xix) any competing products or technologies that may emerge, (xx) the volatility of the telehealth market in general, or insufficient patient demand; (xxi) the ability of Gelesis to defend its intellectual property and satisfy regulatory requirements; (xxii) the impact of the COVID 19 pandemic on Gelesis’ business; (xxiii) the limited operating history of Gelesis; and (xxiv) those factors discussed in CPSR’s final prospectus dated July 6, 2020 and Annual Report on Form 10-K for the fiscal year ended December 31, 2020, in each case, under the heading “Risk Factors” and other documents of CPSR filed, or to be filed, with the SEC, including the proxy statement/prospectus in the Registration Statement relating to the Business Combination, which is expected to be filed by CPSR with the SEC. There may be additional risks that CPSR presently does not know or that CPSR currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements provide CPSR’s expectations, plans or forecasts of future events and views as of the date of this communication. CPSR anticipates that subsequent events and developments will cause CPSR’s assessments to change. However, while CPSR may elect to update these forward-looking statements at some point in the future, CPSR specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing CPSR’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Disclaimer

This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01          Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release, dated July 19, 2021.
99.2	Investor Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTAR SPECIAL PURPOSE ACQUISITION CORP.

Date: July 19, 2021	/s/ R. Steven Hicks
Name: R. Steven Hicks
Title: Chairman, Chief Executive Officer and Chief Financial Officer